UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 20, 2025

Date of Report (Date of earliest event reported)

ECD AUTOMOTIVE DESIGN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41497	86-2559175
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4390 Industrial Lane Kissimmee, Florida	34758
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 483-4825

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ECDA	The Nasdaq Stock Market LLC
Warrants	ECDAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination

As previously disclosed in a Current Report on Form 8-K filed on December 18, 2023 (the “Super 8-K”), ECD Automotive Design, Inc. (the “Company”), completed the business combination (the “Business Combination”) contemplated by the merger agreement, dated as of March 3, 2023 (the “Merger Agreement”) by and among the Company, formerly known as EF Hutton Acquisition Corporation I, Humble Imports Inc., d/b/a ECD Auto Design, a Florida corporation (“Humble”), ECD Auto Design UK, Ltd., an England and Wales corporation (the “ECD UK”), EFHAC Merger Sub, Inc., a Florida corporation (“Merger Sub”) and wholly-owned subsidiary of the Company, and Scott Wallace, as the Securitiyholder Representative. The Merger Agreement was previously reported on the Current Report on Form 8-K filed by EFHT with the SEC on March 6, 2023.

Closing of December 2023 Senior Secured Convertible Note

Immediately prior to the closing of the Business Combination on December 12, 2023, the Company closed a debt financing transaction contemplated by the Securities Purchase Agreement, dated October 6, 2023 (the “October SPA”), by and between the Company and an institutional investor (the “Lender”). The December SPA was previously reported on the Current Report on Form 8-K filed by EFHT with the SEC on October 11, 2023 and the December SPA is attached to such Current Report as Exhibit 10.1. Pursuant the December SPA, on December 12, 2023, the Company executed and delivered to the Lender a senior secured convertible note (the “October Note”) in exchange for a loan in the principal amount of $15,819,209. A copy of the October Note is attached to the Super 8-K as Exhibit 10.7. Based on the terms of the October Note, the Company received proceeds under the October Note in an amount of $13,700,000, before payment of expenses.

The foregoing summary of the October SPA and the October Note does not purport to be complete and is qualified in its entirety by reference to the actual agreements forms of which are filed with the Current Report on Form 8-K filed on October 11, 2023, as Exhibit 10.1 and the Super 8-K as Exhibit 10.7, respectively, and are incorporated herein by reference.

The August 2024 Senior Secured Convertible Note

On August 9, 2024, the Company entered into a securities purchase agreement (the “August SPA”) with Lender pursuant to which the Lender agreed to waive the pre-existing events of default that occurred under the December Note and the Company Preferred Stock and the Company agreed to execute and deliver to the Lender a senior secured convertible note (the “August Note”), in exchange for a loan in the principal amount of $1,154,681.

The foregoing summary of the August SPA and the August Note does not purport to be complete and is qualified in its entirety by reference to the actual agreements forms of which are filed with the Current Report on Form 8-K filed on August 12, 2024, as Exhibit 10.1 (the August SPA) and Exhibit 10.2 (the August Note), and are incorporated herein by reference.

The January 2025 Senior Secured Convertible Note

On January 8, 2025, the Company entered into a securities purchase agreement (the “January 2025 SPA”) with the Lender pursuant to which the Lender agreed to waive the pre-existing events of default that occurred under the August Note and the Company Preferred Stock and the Company agreed to execute and deliver to the Lender a senior secured convertible note (the “January 2025 Note”), in exchange for a loan in the principal amount of $1,724,100.

The foregoing summary of the January 2025 SPA and the January 2025 Note does not purport to be complete and is qualified in its entirety by reference to the actual agreements forms of which are attached to the Current Report on Form 8-K filed on January 14, 2025, as Exhibit 10.1 (the January 2025 SPA) and Exhibit 10.2 (the January 2025 Note), and are incorporated herein by reference.

The April 2025 Loan Agreement

As previously disclosed, on April 4, 2025, the Company entered into a new business loan and security agreement with an effective date of April 4, 2025 (the “Loan Agreement”) by and among Holder, as investor (“Investor”) and collateral agent, (the “Collateral Agent”), the Company and its subsidiary, Humble Imports Inc., pursuant to which the Company received a term loan from the Investor in the principal amount of $1,824,300 (the “Loan”). The Loan shall be repaid through sixty-nine (69) equal weekly payments of principal and interest in the aggregate amount of $35,693 per week commencing on April 15, 2025 and ending August 4, 2026 (the “Term”). During the Term, the Loan shall accrue interest in the aggregate amount of $638,505. The Loan included an administrative expense fee of $40,000 and a lender’s legal fee of $35,000, which sum was netted out of the Loan. The Loan is secured by all properties, rights and assets of the Company and Collateral Agent is designated as the collateral agent under the Loan Agreement.

The foregoing summary of the Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the Loan Agreement the form of which is attached to the Current Report on Form 8-K filed on April 4, 2025, as Exhibit 10.1, and is incorporated herein by reference.

The May 2025 Exchange Agreement

As previously disclosed, on May 14, 2025, the Company entered into that certain Amendment and Exchange Agreement (the “Original Exchange Agreement”) with the Holder pursuant to which the Company authorized one or more series of a new series B convertible preferred stock of the Company, $0.0001 par value, the terms of which are set forth in a certificate of designation for such series of preferred stock designated as Series B-1 Convertible Preferred Stock, $0.0001 par value (the “Series B-1 Preferred Stock”), which Series B-1 Preferred Stock shall be convertible into shares of Common Stock. The Original Exchange Agreement provides that the Holder shall have the option exchange some or all of the amounts outstanding under the October Notes, August Notes and/or the January 2025 Notes. On May 15, 2025, the Company filed certificate of designation filed with the Delaware Secretary of State on May 15, 2025 (the “Series B-1 Certificate of Designations”) which sets for the terms, rights, and preferences of the Series B-1 Preferred Stock. At the initial closing under the Original Exchange Agreement, on May 15, 2025, the Holder exchanged $1,284,881 in aggregate outstanding amount under the August Notes (including principal and accrued interest), into 4,000 shares of Series B-1 Preferred Stock.

The foregoing summary of the Original Exchange Agreement and Series B-1 Certificate of Designations do not purport to be complete and are qualified in its entirety by reference to the Original Exchange Agreement and the Series B-1 Certificate of Designations the forms of which is attached to the Current Report on Form 8-K filed on May 14, 2025, as Exhibit 10.1 and Exhibit 3.1, respectively, and are incorporated herein by reference.

The June 2025 Senior Secured Convertible Note

As previously disclosed, on June 5, 2025, the Company entered into a securities purchase agreement (the “June 2025 SPA”) with the Lender for a series of senior secured convertible note up to $21,972,275.38 and pursuant to which the Company executed and delivered to the Lender a senior secured convertible note, dated June 5, 2025 (the “June 2025 Note”), in exchange for a loan in the original principal amount of $823,960.33.

The June 2025 SPA, included, among other things, conditions precedent to any additional draws under the June 2025 Note including, but not limited to terminating the Company’s internal accountants, terminating the chief revenue officer and replacing the chief financial officer.

The foregoing summary of the June 2025 SPA, the June 2025 Aggregate Note and the June 2025 Initial Closing Note does not purport to be complete and is qualified in its entirety by reference to the actual agreements forms of which are attached to the Current Report on Form 8-K filed on May 14, 2025 as Exhibit 10.1 (the June 2025 SPA) and Exhibit 10.2 (the June 2025 Note), and are incorporated herein by reference.

On May 29, 2025, the Company terminated its engagement of the Company’s internal accounting firm, Calabrese Consulting, LLC and on June 5, 2025, the Company terminated the Company’s chief revenue officer, Kevin Kastner. Mr Piggott has informed the Company he intends to transition from the position of chief financial officer to the position of head of corporate development. The Company has commenced the process to hire a new chief financial officer.

The Second Amendment and Exchange Agreement

On June 20, 2025, the Company entered into a Second Amendment and Exchange Agreement (the “Second Exchange Agreement”) with the Lender pursuant to which the Company shall authorize one or more series of a new series C convertible preferred stock of the Company, the terms of which are set forth in a certificate of designation for such series of preferred stock designated as Series C Convertible Preferred Stock, $0.0001 par value (the “Series C Preferred Stock”), which Series C Preferred Stock shall be convertible into shares of Common Stock. A copy of the Second Exchange Agreement is attached hereto as Exhibit 10.1. Unless otherwise defined, all capitalized terms used herein shall have the meaning set forth in the Exchange Agreement. The Exchange Agreement provides that the Holder shall have the option exchange (a) some or all of the amounts outstanding under the December Note, January and/or the June 2025 Note (collectively the “Original Notes”), and (b) the 4,000 shares of Series B-1 Preferred Stock. At the initial closing the Lender has determined to convert the 4,000 shares of Series B-1 Preferred Stock, into 4,000 shares of Series C Preferred Stock, and such shares of Common Stock issuable pursuant to the terms of the Series C Preferred Stock, including, without limitation, upon conversion or otherwise, in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

The Second Exchange Agreement provides further that, subject to the terms and conditions set forth in this Second Exchange Agreement, the Lender may require the Company to participate in one or more Additional Exchanges to exchange such portion of the amounts outstanding under the remaining Original Notes as set forth in such applicable closing notice related to such exchange into such aggregate number of shares of such new series of Series C Preferred Stock as set forth in such additional closing notice related to such exchange, and such shares of Common Stock issuable pursuant to the terms of Series C Preferred Stock, including, without limitation, upon conversion of the shares of Series C Preferred Stock held by the Lender or otherwise, in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act.

In connection with the Second Exchange Agreement, the Board of Directors of the Company has approved and authorized the filing with the Secretary of State of the State of Delaware a Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock of ECD Automotive Design, Inc. (the “Series C Certificate”) to authorize the Series C Preferred Stock as required by the Second Exchange Agreement. A copy of the Series C Certificate is attached hereto as Exhibit 3.1.

Dividends.

Unless converted or redeemed, the holder of Series C Preferred Stock shall receive an annual dividend at a rate of 5% per annum payable in arrears on a quarterly basis commencing on October 1, 2025 (each a “Dividend Date”). Dividends shall be payable to each holder of Series C Preferred Stock by increasing the stated value of each such share of Series C Preferred Stock on a dollar-for-dollar basis, or at the option of the Company to pay such dividends in cash.

Conversion Rights.

Conversion at Option of Holder. At any time after issuance, the Series C Preferred Stock are convertible at any time, in whole or in part, at the holder’s option, into shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) at the a conversion price of $2.00 per share (the “Conversion Price”), subject to proportional adjustment upon the occurrence of any stock split, stock dividend, stock combination and/or similar transactions. Upon the Lender’s conversion of the Series C Preferred Stock, the shares underlying the Series B Preferred Stock shall be equal to the number of shares of Series C Preferred Stock to be converted at a 15% premium to the stated value thereof plus any accrued and unpaid dividends, and accrued and unpaid late charges on such dividends, if any (the “Conversion Rate”).

Alternate Optional Conversion. From and after the occurrence of a triggering event, each holder may alternatively elect to convert the Series C Preferred Stock into shares of our Common Stock at the “Alternate Conversion Price”, which is equal to the lowest of:

●	The Conversion Price then in effect; and

●	the greater of:

▪	The floor price then in effect; and

▪	85% of the lowest volume weighted average price of our Common Stock during the 10 consecutive trading days immediately prior to the date on which we received written notice of such conversion from such holder.

As of the date of this filing, the floor price is equal to $0.10. The conversion price is also subject to a downward adjustment if the Company fails to satisfy certain performance conditions set forth in the Second Exchange Agreement.

The foregoing summary of the Second Exchange Agreement and the Series C Certificate does not purport to be complete and is qualified in its entirety by reference to the Second Exchange Agreement and the Series C Certificate forms of which are filed with this Current Report on Form 8-K as Exhibit 10.1 (the Second Exchange Agreement) and Exhibit 3.1 (the Series B Certificate), respectively and are incorporated herein by reference.

In connection with the Second Exchange Agreement, Scott Wallace, Emily Humble, Thomas Humble and Elliot Humble each signed a voting agreement (the “Voting Agreement”) committing to vote their shares of Company common stock (a) in favor of the Stockholder Approval (as defined in the Second Exchange Agreement) and the Stockholder Resolutions (as defined in the Second Exchange Agreement), in each case, as described in Section 19 of the Second Exchange Agreement; and (b) against any proposal or any other corporate action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Exchange Documents (as defined in the Second Exchange Agreement) or which could result in any of the conditions to the Company’s obligations under the Exchange Documents not being fulfilled. The four Voting Agreements represent an aggregate of 24,000,000 shares or approximately 61.1% of the Company’s common stock.

The foregoing summary of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Voting Agreement a form which is filed with this Current Report on Form 8-K as Exhibit 10.2, and is incorporated herein by reference.

Limited Waiver Agreement

On June 20, 2025, the Company entered into an Agreement and Waiver (the “Waiver Agreement) with the Lender, pursuant to which the Lender agreed to waive certain defaults of the Company under the January 2025 Note, the October Note (together with the January 2025 Note, the “Preexisting Notes”) and the Company’s Series A Certificate of Designations as described below.

Pursuant to Section 2(e) of that certain registration rights agreement between the Company and Lender (the “January RRA”) entered into in connection with the January 2025 SPA, the Company is required to timely file a registration statement covering the resale of all of certain securities and use its best efforts to have such registration statement declared effective by the Securities and Exchange Commission (the “SEC”) by the deadline set forth in the January RRA. As a result of the Company’s failure to timely file and have declared effective the applicable registration statement pursuant to the January RRA, prior to the applicable deadline, a Filing Failure (as defined in the January RRA) and an Effectiveness Failure (as defined in the January RRA) have occurred thereunder. Furthermore, pursuant to Section 4(a)(i) of the January 2025 Note, an event of default under the January 2025 Note has occurred thereunder as a result of the aforementioned Filing Failure and Effectiveness Failure (collectively, the “Registration Failures”, and such event of default with respect thereto, the “Registration Defaults”).

Pursuant to Section 4(a)(xiv) of each of the Preexisting Notes and Section 4(a)(xxiii) of the January Note and the June 2025 Note (together with the Preexisting Notes, the “Existing Notes”), events of defaults have occurred under each of the Existing Notes as a result of the Company’s failure to timely file its periodic filings with the SEC as required by Section 4(c) of the EFHT SPA and Section 4(c) of the January SPA prior to the date hereof (each such event of default, collectively, the “Periodic Filing Defaults”).

Pursuant to Section 4(a)(xvii) of each of the Existing Notes and Section 4(a)(xxiii) of the January Note and the June 2025 Note, events of defaults have occurred under each of the Existing Notes as a result of the Company’s failure to satisfy the Financial Tests set forth in Section 15(t) of each of the Existing Notes prior to the date hereof (each such Event of Default, collectively, the “Financial Test Defaults”).

Pursuant to Section 4(a)(xiv) of each of the Existing Notes and Section 4(a)(xxiii) of the January Note and the June 2025 Note, Events of Defaults have occurred under each of the Existing Notes as a result of the Company’s failure to provide notice of the Registration Defaults, the Periodic Filing Defaults, the Financial Test Defaults in accordance with Section 4(b) of each of the Existing Notes (each such event of default, collectively, the “Notice Defaults”, together with the Registration Defaults, the Periodic Filing Defaults and the Financial Test Defaults, the “Disclosed Defaults”).

Pursuant to Section 5(a)(xiii) of the Company’s Series A Certificate of Designations, Triggering Events (as defined in the Series A Certificate of Designations) have occurred as a result of the Company’s failure to timely file its periodic filings with the SEC as required by Section 4(c) of that certain Securities Purchase Agreement, dated as of October 6, 2023 between Humble Imports Inc (d/b/a ECD Auto Design), a Florida corporation and the Holder (each such event of default, collectively, the “Periodic Filing Triggering Events”).

Pursuant to Section 5(a)(xiii) of the Company’s Series A Certificate of Designations, Triggering Events have occurred as a result of the Company’s failure to satisfy the Financial Tests (as defined in the Series A Certificate of Designations) set forth in Section 17(p) of the Series A Certificate of Designations prior to the date hereof (each such Triggering Event, collectively, the “Financial Test Triggering Events”).

Pursuant to Section 5(a)(xiii) of the Company’s Series A Certificate of Designations, Triggering Events have occurred as a result of the Company’s failure to provide notice of the Periodic Filing Triggering Events and the Financial Test Triggering Events in accordance with Section 5(b) of each of the Series A Certificate of Designations (each such Triggering Event, collectively, the “Notice Triggering Events”, together with Periodic Filing Triggering Events and the Financial Test Triggering Events, the “Series A Triggering Events”).

Under the Wavier Agreement, the Holder granted waivers, in part, as follows: (a) the definition of “Excluded Securities” in Section 19(v) of that warrant to purchase Common Stock, dated January 13, 2025 issued to Holder concurrently with the January 2025 Note (the “January Warrant”), such that (i) the shares of Common Stock issuable upon conversion of the October Notes, (ii) the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, (iii) the shares of Common Stock issuable upon conversion of the Series B-1 Convertible Preferred Stock, (iv) the shares of Common Stock issuable upon exercise of the Warrant to purchase Common Stock of the Company issued concurrently with the October Notes (the “October Warrant”), and (v) the shares of Common Stock issuable upon exercise of the Warrant to purchase Common Stock of the Company issued concurrently with the August Notes (the “August Warrant”), shall each be deemed to be “Excluded Securities” under the January Warrant (the January Warrant collectively with the October Warrant and the August Warrant, are referred to herein as the “Existing Common Warrants”), (b) Section 2(d) of the Existing Common Warrants, solely with respect to the Company’s entry into the Second Exchange Agreement and the June 2025 SPA, (c) the Registration Failures, the Disclosed Defaults and the Series A Triggering Events during the period (the “Limited Waiver Period”) commencing on the date of the Waiver Agreement through, and including the twelve (12) month anniversary hereof, (d) the definition of “Available Cash Test” in Section 15(t)(i) of each of the Preexisting Notes and the June 2025 Note shall be waived, such that commencing on March 31, 2026, the definition of “Available Cash Test” shall be deemed to refer to the Company’s Available Cash equaling or exceeding $500,000, (e) the Interest Reserve Test in Section 15(t)(ii) of each of the Preexisting Notes and the June 2025 Note and the Total Leverage Ratio Test in Section 15(t)(iv) of each of the Preexisting Notes and the June 2025 Note, such that the aforementioned Financial Tests (as defined in the Preexisting Notes and the June 2025 Note) shall no longer apply (, (f) the Minimum Adjusted EBITDA Test (as defined in the Preexisting Notes and the June 2025 Note) shall be waived, such that commencing with the Fiscal Quarter (as defined in the Preexisting Notes and the June 2025 Note) ending June 30, 2025, the Company’s Minimum Adjusted EBITDA for such Fiscal Quarter shall be at least equal to $(750,000), and thereafter, with respect to any given Fiscal Quarter, such Minimum Adjusted EBITDA shall increase by $125,000 with each successive Fiscal Quarter, irrespective of the Company’s actual Adjusted EBITDA in any prior Fiscal Quarter, (g) Section 2(a) of the Preexisting Notes and the June 2025 Note during the Limited Waiver Period solely with respect to any Fiscal Quarter in which the Company’s cash balance is less than $5,000,000 on any given Trading Day (as defined in the Preexisting Notes and the June 2025 Note) (any such Fiscal Quarter, each an “Eligible Fiscal Quarter”), such that any Interest accrued under the respective Preexisting Notes and the June 2025 Note in any such Eligible Fiscal Quarter, automatically capitalizes on the Interest Date in such Eligible Fiscal Quarter by adding such Interest to the Principal of each respective Preexisting Note and the June 2025 Note, (h) the right to effect an Alternate Conversion (as defined in the Preexisting Notes) under the Preexisting Notes and the June 2025 Note solely with respect to the Disclosed Defaults during the period commencing at the Limited Waiver Period, and (i) during the Limited Waiver Period, so long as the Company’s cash balance is less than $5,000,000, the defaults disclosed to the Lender relating to the Loan Agreement and the Company’s weekly obligation to make payments of principal and interest under the Loan Agreement.

The foregoing description of the Waiver Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Waiver Agreement, which is filed with this Form 8-K as Exhibit 10.3, and is incorporated herein by reference.

The Equity Purchase Facility Agreement

On June 20, 2025, the Company and an unrelated third party accredited investor (the “Investor”) entered into an equity purchase facility agreement (the “EPFA”). A copy of the EPFA is attached hereto as Exhibit 10.4 and is incorporated by reference. Pursuant to the EPFA, the Company has the right to issue and sell to the Investor, from time to time as provided therein, and the Investor must purchase from the Company, up to an aggregate of $500 million (the “Commitment Amount”) in newly issued shares (the “Advance Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), subject to the satisfaction or waiver of certain conditions.

Prior to entering into the EPFA, the Company adopted a new Bitcoin treasury strategy, to acquire Bitcoin as a treasury reserve asset. The Company plans to use the net proceeds from the EPFA to acquire Bitcoin as a treasury reserve asset and to raise capital for growth and general corporate purposes.

Pursuant to the terms of the EPFA, the Company is required to hold a special meeting of stockholders (the “Stockholder Meeting”), no later than sixty (60) calendar days following June 20, 2025, to seek approval of the issuance of shares of Common Stock under the EPFA equal to and in excess of 20% of the total outstanding shares of Common Stock pursuant to the rules and regulations of Nasdaq Stock Market LLC (such approval, the “Stockholder Approval”).

Upon the terms and subject to the conditions of the EPFA, at any time until the EPFA is terminated, the Company, in its sole discretion, has the right, but not the obligation, to issue and sell to the Investor, and the Investor must subscribe for and purchase from the Company, Advance Shares by the delivery to the Investor of Advance Notices (as defined below), on the following terms:

(i)	The Company must, in its sole discretion, select the number of Advance Shares, not to exceed the Maximum Advance Amount (as defined below), it desires to issue and sell to the EPFA Investor in each Advance Notice and the time it desires to deliver each written notice to the Investor setting forth the number of Advance Shares that the Company desires to issue and sell to the Investor (the “Advance Notice”).

(ii)	There is no mandatory minimum Advances and there is no non-usage fee for not utilizing the Commitment Amount or any part thereof.

“Maximum Advance Amount” means:

“Accelerated Purchase Maximum Advance Amount” in respect of each Advance Notice with an Accelerated Purchase Pricing Period, an amount of Common Shares equal to the lower of (i) 100% of the median Daily Traded Amount during the ten consecutive Trading Days immediately preceding an Advance Notice Date, and (ii) such number of Common Shares equal to $1,000,000 as of the date of each Advance Notice (determined based on the last closing price of the Common Shares on the Principal Market prior to delivery of such Advance Notice), or such other amount of Common Shares as agreed upon by the Parties in writing, which may be made via e-mail.

“Regular Purchase Maximum Advance Amount” in respect of each Advance Notice with a Regular Purchase Pricing Period, an amount of Common Shares equal to the lower of (i) 100% of the average Daily Traded Amount during the ten consecutive Trading Days immediately preceding an Advance Notice Date, and (ii) such number of Common Shares equal to $500,000 as of the date of each Advance Notice (determined based on the last closing price of the Common Shares on the Principal Market prior to delivery of such Advance Notice).

The price per Advance Share will be obtained as follows:

(i)	For an Advance Notice with an Accelerated Purchase Pricing Period, the relevant Accelerated Purchase Market Price multiplied by 93%.

(ii)	For an Advance Notice with a Regular Purchase Pricing Period, the relevant Regular Purchase Market Price multiplied by 93%.

As an inducement to entering into the EPFA, the Investor will receive 100,000 shares of the Common Stock as a commitment fee (the “Commitment Shares”).

Until Stockholder Approval is obtained, the total cumulative number of shares of Common Stock that may be issued to the Investor will be limited to 19.99% of the number of shares of Common Stock issued and outstanding as of June 20, 2025 (the “Exchange Cap”) pursuant to the requirements of the Nasdaq Stock Market LLC or other applicable rules of the principal market on which the Company’s securities are listed. The Exchange Cap will be calculated based on the number of shares of Common Stock issued and outstanding as of June 20, 2025, which number shall be reduced, on a share-for-share basis, by the number of shares of Common Stock issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the transactions contemplated by such agreement under the applicable rules of the principal market.

The EPFA contains customary representations, warranties, agreements and conditions, indemnification rights and obligations of the parties. Among other things, the EPFA Investor represented to the Company, that it is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)).

The offers and sales of the Common Stock issuable under the EPFA and the issuance of the Commitment Shares will be made in a private placement in reliance on an exemption from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder, and applicable state securities laws. The Company plans to file with the SEC a registration statement relating to the resale of the Common Stock, issuable under the EPFA and the Commitment Shares. The Company cannot draw on the EPFA, and the Common Stock may not be sold nor may offers to buy be accepted, prior to the time that the registration statement covering the resale of the Common Stock is declared effective by the SEC.

The foregoing summary of the EPFA does not purport to be complete and is qualified in its entirety by reference to the EPFA, which is filed with this Form 8-K as Exhibit 10.4, and is incorporated herein by reference.

Registration Rights Agreement

On June 20, 2025, the Company also entered into a registration rights agreement with the EPFA Investor with respect to the resale of the shares of Common Stock issuable pursuant to the EPFA and (b) the Commitment Shares (the “EPFA Registration Rights Agreement”).

The foregoing description of the EPFA Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the EPFA Registration Rights Agreement, which is filed with this Form 8-K as Exhibit 10.5, and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On June 23, 2025, the Company issued a press release announcing the execution of the Waiver Agreement between the Company and the Holder. A copy of the press release is furnished hereto as Exhibit 99.1.

On June 23, 2025, the Company also issued a press release announcing the Company’s new Bitcoin treasury strategy and the execution of the EPFA. A copy of the press release is furnished hereto as Exhibit 99.2.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this communication and on the current expectations of ECD’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of ECD. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions.

If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that ECD do not presently know, or that ECD currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect ECD’s current expectations, plans and forecasts of future events and views as of the date hereof. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of ECD described in the ECD’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on May 3, 2024, including those under “Risk Factors” therein. ECD anticipates that subsequent events and developments will cause its assessments to change. However, while ECD may elect to update these forward-looking statements at some point in the future, ECD specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing ECD’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed as part of, or incorporated by reference into, this Report.

No.	Description of Exhibit
3.1*	Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock of ECD Automotive Design, Inc.
10.1*	Form of Second Amendment and Exchange Agreement, dated as of June 20, 2025
10.2*	Form of Voting Agreement
10.3*	Form of Agreement and Waiver
10.4*	Equity Purchase Facility Agreement dated as of June 20, 2025
10.5*	Registration Rights Agreement, dated as of June 20, 2025
99.1*	Press Release, dated June 23, 2025
99.2*	Press Release, dated June 23, 2025
104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

*	Filed herewith.
**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2025

ECD AUTOMOTIVE DESIGN, INC.

	By:	/s/ Benjamin Piggott
	Name:	Benjamin Piggott
	Title:	Chief Financial Officer